EXHIBIT 23

                             Pinkham & Pinkham, P.C.
                          CERTIFIED PUBLIC ACCOUNTANTS


                         Report of Independent Auditors


We consent to the incorporation by reference in the Annual Report on Form 10KSB of our report dated September 28, 1999 of the Tirex Corporation for the year ended June 30, 1999.



                                      /s/ PINKHAM & PINKHAM, P.C.
                                      -------------------------------------
                                      Pinkham & Pinkham, P.C.
                                      Certified Public Accountants
December 3, 1999
Cranford, New Jersey












 514 Centennial Avenue, Cranford, NJ 07016 Tel: 908-653-1710 Fax: 908-653-1713